                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      May 23, 1996
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                       PW Preferred Yield Fund II, L.P.
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              (Exact Name of Registrant as Specified in Charter)



Delaware                              0-22300                    84-1180783
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(State or Other Juristiction        (Commission                 (IRS Employer
       of Incorporation)             File Number)             Identification No)




98 North Washington Street, Boston, Massachusetts                02114
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code    (617) 854-5800
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        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        On May 23, 1996, the Partnership mailed its 1995 Annual Report to holders of limited partnership interest {See Exhibit 7(c)(19)}.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

   (19) Annual Report for the year ended December 31, 1995 provided to owners of limited partnership interests.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           PW Preferred Yield Fund II, L.P. (Registrant)
                           By:   General Equipment Management, Inc.
                                 A General Partner


Date: May 23, 1996         By:   /s/ Joseph P. Ciavarella
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                                 Joseph P. Ciavarella
                                 Vice President, Secretary,
                                 Treasurer and Chief Financial
                                 and Accounting Officer

                                EXHIBIT INDEX


Exhibit No.               Description
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   19                     Annual Report for the year ended December 31, 1995